CAMBRIA ETF TRUST

Cambria Global Value ETF

Supplement dated May 21, 2014
to the Prospectus Dated March 4, 2014

1.         In the “Principal Investment Strategies” section of the prospectus on page 8, the following disclosure is added prior to the last sentence of the second paragraph:

Other screens exclude as components any foreign issuers whose securities are highly restricted or illegal for U.S. persons to own, including due to the imposition of sanctions by the U.S. Government.

2.         In the “Principal Risks” section of the prospectus on page 11, the following disclosure is added prior to “Secondary Market Trading Risk:”

Russia Risk.  A portion of the Fund’s investments may be in Russian securities and instruments. As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and a Russian bank. Additional broader sanctions may be imposed in the future.  These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.  These events could have a negative effect on the performance of the Fund, and could interfere with the ability of the Fund to track the Underlying Index.  The Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.

3.         In the “Additional Information About the Funds” section of the prospectus on page 28, the following disclosure is added prior to the last sentence of the second paragraph under “Cambria Global Value ETF:”

Other screens exclude as components any foreign issuers whose securities are highly restricted or illegal for U.S. persons to own, including due to the imposition of sanctions by the U.S. Government.

4.         In the “Additional Information about the Funds” section of the prospectus on page 32, the checklist under “Additional Information About the Funds’ Risks” is supplemented by adding “Russia Risk” as a row prior to “Secondary Market Trading Risk” and an X mark in that row for the Cambria Global Value ETF.

5.         In the “Additional Information About the Funds” section of the prospectus on page 40, the following disclosure is added prior to “Secondary Market Trading Risk:”

Russia Risk.  A portion of a Fund’s investments may be in Russian securities and instruments. As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and a Russian bank. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future.  These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s investments. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in Russian companies, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of a Fund’s portfolio and potentially disrupt its operations.

For these or other reasons, a Fund could seek to suspend redemptions of Creation Units, including in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value. A Fund could also, among other things, limit or suspend creations of Creation Units. During the period that creations or redemptions are affected, a Fund’s Shares could trade at a significant premium or discount to their net asset value. In the case of a period during which creations are suspended, a Fund could experience substantial redemptions, which may cause the Fund to experience increased transaction costs and make greater taxable distributions to shareholders of the Fund. The Fund may also change its investment objective by, for example, seeking to track an alternative index, or the Fund could liquidate all or a portion of its assets, which may be at unfavorable prices.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CAMBRIA ETF TRUST

Cambria Global Value ETF

Supplement dated May 21, 2014
to the Statement of Additional Information Dated March 4, 2014

1.         In the “Investment Objective, Investment Strategies and Risks” section of the statement of additional information on page 10, the following disclosure is added at the end of the “Foreign Investments (Cambria Sovereign High Yield Bond ETF, Cambria Global Value ETF, and Cambria Global Momentum ETF)” sub-section:

Russia Risk. A portion of a Fund’s investments may be in Russian securities and instruments. As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and a Russian bank. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future.  These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s investments. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in Russian companies, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of a Fund’s portfolio and potentially disrupt its operations.

For these or other reasons, a Fund could seek to suspend redemptions of Creation Units, including in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value. A Fund could also, among other things, limit or suspend creations of Creation Units. During the period that creations or redemptions are affected, a Fund’s Shares could trade at a significant premium or discount to their net asset value. In the case of a period during which creations are suspended, a Fund could experience substantial redemptions, which may cause the Fund to experience increased transaction costs and make greater taxable distributions to shareholders of the Fund. A Fund could liquidate all or a portion of its assets, which may be at unfavorable prices.  In the case of the Cambria Global Value ETF, the Fund may also change its investment objective by, for example, seeking to track an alternative index.

2.         In the “Investment Management and Other Services” section of the statement of additional information on page 27, the following disclosure is added after the sixth sentence of the second paragraph under “Index Provider:”

Other screens exclude as components any foreign issuers whose securities are highly restricted or illegal for U.S. persons to own, including due to the imposition of sanctions by the U.S. Government.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE